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              SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

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                            FORM 8-K


               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 9, 1994

                    McDonnell Douglas Corporation
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        (Exact Name of Registrant as Specified in its Charter)


                           Maryland
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            (State or Other Jurisdiction of Incorporation)


          1-3685                            43-0400674
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    Commission File Number       (IRS Employer Identification No.)


Post Office Box 516, St. Louis, Missouri                63166-0516
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(Address of Principal Executive Offices)                (Zip Code)

                          (314) 232-0232
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                   Registrant's Telephone Number

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         INFORMATION TO BE INCLUDED IN THE REPORT




Item 5. Other Events. On December 9, 1994,the United States Court of Federal Claims filed the order attached as an exhibit hereto in the matter of McDonnell Douglas Corporation and General Dynamics Corporation v. United States of America. Such exhibit is incorporated herein in accordance with General Instruction F to Form 8-K.






                         EXHIBIT



Exhibit No.


    99           Court Order


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  December 9, 1994



                                 MCDONNELL DOUGLAS CORPORATION



                      By      /s/ F. Mark Kuhlmann
                              ---------------------------------
                      Name:   F. Mark Kuhlmann
                      Title:  Senior Vice President-Administration
                              General Counsel